SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 15, 2000
                                 --------------


                           CARMAX AUTO RECEIVABLES LLC


             (Exact name of registrant as specified in its charter)


  United States                   333-79087                      54-1942944
  -------------                   ---------                      ----------
 (State or other                 (Commission                    (IRS Employer
  jurisdiction                    File No.)                  Identification No.)
of incorporation)

4900 Cox Road, Suite 200, Glen Allen, Virginia                      23060
----------------------------------------------                      -----
  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of February 1999 to the Series 1999-1 Certificateholders on March 15, 2000.













                                      - 1 -



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Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

   99.1              Series 1999-1 Certificateholders Statement for the month of
                     February 1999.






                                                      Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CARMAX AUTO RECEIVABLES LLC



                              By:       CARMAX AUTO SUPERSTORES, INC.,
                                        as Transferor and Servicer
                              By:
                                        Michael T. Chalifoux
                                        President and Assistant Secretary





Date:      March 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                           CARMAX AUTO RECEIVABLES LLC

                                INDEX TO EXHIBITS



 Exhibit
 Number                       Exhibit


   99.1              Series 1999-1 Certificateholders Statement for the month of
                     February 1999.